UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2009

Cell Wireless Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-49849	90-0248597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6959 East Wild Canyon Place, Tucson, Arizona	85750
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (520) 603-6979

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers;.

(b) On September 30, 2009, David L. Shorey was elected by a majority of the shares outstanding to serve as Chairman of the Board of Directors. As the sole Director, Mr. Shorey was then appointed as Chief Executive Officer and Chief Financial Officer. No other Directors or Officers were appointed to serve at this time. Mr. Shorey has agreed to hold this position until a merger or acquisition candidate can be found and a transaction completed.

Cell Wireless Corporation has no business operations and has not been in operations since March, 2007. A failed transaction for a merger with US Social Scene, a Phoenix Arizona Company was terminated in July 2008 and the company has had no other business since these dates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELL WIRELESS CORPORATION

Dated: October 13, 2009	By:	/S/David Shorey
	Name:	David Shorey
	Title:	Chief Executive Officer and Chief Financial Officer

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